================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 20, 2004

                         HMG/COURTLAND PROPERTIES, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                     1-7865               59-1914299
 -------------------------------      -----------       --------------------
 (State or other jurisdiction of      (Commission        (I.R.S. Employer
  incorporation or organization)      File Number)      Identification  No.)

        1870 S. Bayshore Drive, Coconut Grove, Florida           33133
       -----------------------------------------------         ---------
           (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:        (305) 854-6803

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 9.01 Financial Statements and Exhibits

On August 20, 2004, HMG/Courtland Properties, Inc. (the "Company") filed a Form 8-K, under Item 2 thereto to report that it had purchased a restaurant, office/retail and marina property located in Coconut Grove, Florida. The assets were acquired from Bayshore Restaurant Management Corporation, a privately-held Florida corporation which was part of a larger organization with other Florida restaurant operations.

In response to parts (a) and (b) of Item 7 of such Form 8-K, the Company stated that it would file the required financial information by amendment, as permitted by Instructions (a) (4) and (b) (2) to Item 7. Effective August 23, 2004, the Securities and Exchange Commission renumbered the Form 8-K item numbers. Thus, the information previously filed under Item 7 is now being filed under item 9.01.

The Company is filing this Current Report on Form 8-K/A to amend the Company's Current Report on Form 8-K filed on August 20, 2004, as described above, to include the required pro-forma financial statements pursuant to Item 9.01(b) (1) of Form 8-K. With regards to audited historical financial statements pursuant to
Item 9.01(a) (1) the Company's accountants performed a preliminary inspection of the books and records of the company whose principal assets were purchased by the registrant and determined that the acquired assets were part of a larger privately held entity, which lacked adequate financial internal controls and included other entities operating through separate profit centers. To perform an audit would require a complete transactional audit of the entire organization and would be cost prohibitive. Instead the Company is providing unaudited historical information of the aforementioned entity.

     (a)  Financial Statements of Assets Acquired (unaudited).

          The following unaudited financial statements of Bayshore Restaurant Management Corporation are filed herewith:

                   BAYSHORE RESTAURANT MANAGEMENT CORPORATION
                         UNAUDITED FINANCIAL STATEMENTS
                 For the Years Ended December 31, 2003 and 2002




                                    CONTENTS

                                                                            Page
                                                                            ----
UNAUDITED BALANCE SHEET AS OF DECEMBER 31, 2003..............................2

UNAUDITED STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002...............................3

UNAUDITED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002...............................4

NOTES TO UNAUDITED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002...............................5-6



                        BAYSHORE RESTAURANT MANAGEMENT CORPORATION
                                 UNAUDITED BALANCE SHEET
                                 AS OF DECEMBER 31, 2003


                               Assets                                          2003
                               ------                                          ----
Cash                                                                             $  20,533
Accounts receivable                                                                107,817
Inventory                                                                           60,474
Due from affiliates                                                              1,655,424
Prepaid expenses and other assets                                                  975,758
Property and equipment, net of accumulated depreciation
of 3,801,573.                                                                    7,034,834
                                                                         ------------------
                                                         Total Assets           $9,854,840
                                                                         ==================

                             Liabilities
                             -----------
Accounts payable                                                                 $ 740,008
Accrued liabilities                                                              2,599,646
Tenant deposits                                                                     64,758
Notes payable to bank                                                            6,520,986
                                                                         ------------------
                                                    Total Liabilities            9,925,398

Stockholders' Equity (deficit)                                                    (70,558)
                                                                         ------------------
                             Total Liabilities & Stockholders' Equity           $9,854,840
                                                                         ==================


                                BAYSHORE RESTAURANT MANAGEMENT CORPORATION
                    UNAUDITED STATEMENTS OF OPERATIONS AND RETAINED EARNINGS (DEFICT)
                              For the Years Ended December 31, 2003 and 2002

                                                                   2003                      2002
                                                                   ----                      ----
                        Revenues
                        --------
Food and beverage                                                   $  5,026,054              $  5,048,400
Marina                                                                   782,822                   594,493
Rental and related                                                       184,320                   186,373
                                                           ----------------------    ----------------------
                     Total revenues                                    5,993,196                 5,829,266

                   Operating Expenses
                   ------------------
Cost of sales of food and beverage                                     1,369,333                 1,236,192
Payroll and related                                                    1,166,362                 1,160,383
Administrative and general                                             1,394,001                 1,442,135

Occupancy costs                                                          779,208                   803,279
                                                           ----------------------    ----------------------
                Total operating expenses                               4,708,904                 4,641,989

                                                           ----------------------    ----------------------
     Income before interest and depreciation expense                   1,284,292                 1,187,277


Interest expense                                                         391,259                   328,184
Depreciation expense                                                     247,187                   217,200
                                                           ----------------------    ----------------------
         Total interest and depreciation expense                         638,446                   545,384

                                                           ----------------------    ----------------------
                       Net income                                        645,846                   641,893

Retained earnings (deficit) beginning of year                          (716,404)               (1,358,297)
                                                           ----------------------    ----------------------
Retained earnings (deficit) end of year                             $   (70,558)             $   (716,404)
                                                           ======================    ======================

                                                         3



                                    BAYSHORE RESTAURANT MANAGEMENT CORPORATION
                                        UNAUDITED STATEMENTS OF CASH FLOWS
                                  For the years ended December 31, 2003 and 2002

                                                                                     2003                  2002
                                                                                     ----                  ----
Cash Flows From Operating Activities:
 Net Income                                                                        $ 645,846             $ 641,893
  Adjustments to reconcile net income to net cash provided by  (used in)
  operating activities:
 Depreciation and amortization                                                       247,187               217,200
 Changes in assets and liabilities:
   Accounts receivable, prepaid expenses and other current assets                   (56,022)               326,121
   Due from affiliates                                                               148,235           (1,174,596)
   Accounts payable and accrued and other liabilities                                154,682           (1,111,379)
                                                                           ------------------    ------------------
 Total adjustments                                                                   494,082           (1,742,654)
                                                                           ------------------    ------------------
Net cash provided by (used in) operating activities                                1,139,928           (1,100,761)
                                                                           ------------------    ------------------

Cash Flows From Investing Activities:
 Purchases of property and equipment                                                                       138,523
 Disposals of property and equipment                                               (182,827)
                                                                           ------------------    ------------------
Net cash (used in) provided by investing activities                                (182,827)               138,523
                                                                           ------------------    ------------------

Cash Flows From Financing Activities:
 Repayments of bank loan                                                           (955,990)
 Advances from bank loan                                                                                   981,660
                                                                           ------------------    ------------------
Net cash (used in) provided by financing activities                                (955,990)               981,660
                                                                           ------------------    ------------------

Net increase in cash                                                                   1,111                19,422


Cash at the beginning of year                                                         19,422                     -
                                                                           ------------------    ------------------

Cash at the end of year                                                            $  20,533             $  19,422
                                                                           ==================    ==================

Supplemental Disclosure of Cash Information:
   Cash paid during the year for interest                                          $ 391,259             $ 328,184
                                                                           ==================    ==================
   Cash paid during the year for income taxes                                      $       -             $       -
                                                                           ==================    ==================


                                                         4

                   BAYSHORE RESTAURANT MANAGEMENT CORPORATION
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                 For the Years Ended December 31, 2003 and 2002


Note A-  Summary of Significant Accounting Policies:
-------  -------------------------------------------

Business and Principles of Combination:
         Bayshore Restaurant Management Corporation (the "Company") operates a restaurant, a marina and a retail mall located in Coconut Grove, Florida. The Company is part of a larger organization which operates other restaurants in South and Central Florida.

Inventories:
         Food and beverage inventories are stated at the lower of cost or market, with cost being determined using the first-in, first-out (FIFO) method.

Property and Equipment:
         Property and equipment are carried at cost. Depreciation, including depreciation of equipment acquired under capital leases, is provided for on the straight-line and accelerated methods over the estimated useful lives of the assets ranging from 5 to 40 years.

Income Taxes:
         Bayshore Restaurant Management Corporation is a wholly-owned subsidiary of Monty's Holdings, Inc. which is a qualified Subchapter S Corporation and its affiliates are either partnerships or S corporations. For Federal and State income tax purposes, the Company passes through income and losses to its shareholders or partners. Accordingly, no provision for income taxes is recorded.

Reclassifications:
         Certain amounts in the 2002 financial statements have been reclassified to conform to the 2003 financial statement presentation.

                   BAYSHORE RESTAURANT MANAGEMENT CORPORATION
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
           For the Years Ended December 31, 2003 and 2002 (Continued)

Note B-  Property and Equipment:
-------  -----------------------

Property and equipment as of December 31, 2003 consisted of the following:

                                                         2003
                                                         ----
Leasehold - Building and Improvements                    $10,141,380
Furniture and Equipment                                      695,027
                                                ---------------------
                                                          10,836,407
Less: Accumulated Depreciation                           (3,801,573)
                                                ---------------------
Property and equipment, net                               $7,034,834
                                                ---------------------


Note C- Due from Affiliates:
----------------------------

Due from affiliates consist of amounts due from entities wholly or partially owned by Monty's Holdings, Inc. and/or its principals. These amounts are non-interest bearing and due on demand. As of December 31, 2003 balances due from affiliates was $1,655,424.

Note D-  Note Payable to Bank:
-------  ---------------------

As of December 31, 2003 the Company had a mortgage payable to a bank with a principal outstanding balance of $6,520,926. The mortgage calls for monthly principal payments of $33,333 plus interest at 1.5% over the prime rate. In conjunction with the sale of the property on August 20, 2004, this loan was satisfied in full.

Note E-  Lease Commitments:
-------  ------------------

The Company's property is subject to a ground lease with the City of Miami, Florida which terminates April 2035. In conjunction with the sale of the property on August 20, 2004 this lease was assigned to the buyer of the property.

Note F-  Subsequent Events:
-------  ------------------
On August 20, 2004, all real property of Bayshore Restaurant Management Corporation was purchased by Bayshore Landing, LLC ("Landing") for approximately $13.9 million. In conjunction with this purchase the ground lease with the City of Miami, Florida was assigned to Landing.

     (b) Pro Forma Financial Information.

            The following pro forma financial information is filed herewith:

                         HMG/COURTLAND PROPERTIES, INC.
                         PRO FORMA FINANCIAL INFORMATION


                                    CONTENTS

                                                                           Page
                                                                           ----
INTRODUCTION TO UNAUDITED PRO FORM FINANCIAL INFORMATION.................   1

UNAUDITED PRO FORMA CONDENSED COMBINED
BALANCE SHEET AS OF JUNE 30, 2004........................................   2

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT
OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004.....................   3

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT
OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003.......................   4

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION.......................   5

                         HMG/COURTLAND PROPERTIES, INC.
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma financial information gives effect to the acquisition of certain assets of Bayshore Restaurant Management Corporation ("Seller").

On August 20, 2004, HMG/Courtland Properties, Inc. (the "Company"), purchased a restaurant, office/retail and marina property located in Coconut Grove, Florida for approximately $13.9 million (the "Acquisition"). The purchase was made through a 50%-owned limited liability company, Bayshore Landing, LLC ("Landing").

The unaudited pro forma condensed combined balance sheet gives effect to the Acquisition as if it had occurred on June 30, 2004. The unaudited pro forma combined statements of operations for the year ended December 31, 2003 and the six months ended June 30, 2004 gives effect to the Acquisition as if it had occurred at the beginning of the earliest periods presented.

The unaudited pro forma condensed combined information has been included as required and allowed by the Securities and Exchange Commission and is presented for illustrative purposes only. Such information is not necessarily indicative of the operating results or financial position that would have occurred had the Acquisition taken place on June 30, 2004 or December 31, 2003. The pro forma condensed combined financial statements should be read in conjunction with the Company's Form 10-KSB for the year ended December 31, 2003 and the related notes included in this Current Report on Form 8-K/A.


                                                 HMG/COURTLAND PROPERTIES, INC.
                                       UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                                       As of June 30, 2004

                                                    HMG           Seller                      Pro Forma           Pro Forma
                                                 Historical      Historical       Total      Adjustments           Combined
                                                 ----------      ----------       -----      -----------           --------
                      ASSETS
 Investment properties, net of accumulated depreciation:
   Commercial properties                        $  998,627       $6,871,038     $7,869,665    $(3,206,038)    1,2 $  4,663,627
   Hotel and club facility                       4,016,529          -            4,016,529         -                 4,016,529
   Marina yacht slips                              131,620          -              131,620       2,500,000    1      2,631,620
   Land held for development                     1,083,855          -            1,083,855         -                 1,083,855
                                            ---------------- --------------  -------------   -------------       -------------
 Total investment properties, net                6,230,631        6,871,038     13,101,669       (706,038)          12,395,631
                                            ---------------- --------------  -------------   -------------       -------------

 Cash and cash equivalents                       3,533,544          -            3,533,544          12,702    1      3,546,246
 Cash restricted pending delivery of securities     95,986          -               95,986         -                    95,986
 Investments in marketable securities            6,659,481          -            6,659,481         -                 6,659,481
 Other investments                               5,240,828          -            5,240,828         -                 5,240,828
 Investment in affiliate                         2,960,035          -            2,960,035         -                 2,960,035
 Loans, notes and other receivables                905,726          375,218      1,280,944       (375,218)    2        905,726
 Notes and advances due from related parties       778,369        2,212,020      2,990,389     (2,212,020)    2        778,369
 Deferred taxes                                    464,000          -              464,000         -                   464,000
 Other assets                                      195,605          145,842        341,447          79,603    1,2      421,050
 Goodwill                                          -                -               -            7,728,627    1      7,728,627
                                            ---------------- --------------  -------------   -------------       -------------
                   TOTAL ASSETS                 27,064,205        9,604,118     36,668,323       4,527,656          41,195,979
                                            ---------------- --------------  -------------   -------------       -------------

                   LIABILITIES
 Mortgages and notes payable                     7,367,445        6,310,986     13,678,431       3,739,014    1,2   17,417,445
 Accounts payable and accrued expenses             258,814        2,309,466      2,568,280       (213,760)    1,2    2,354,520
 Accrued income taxes payable                      182,000          -              182,000        -                    182,000
 Sales of securities pending delivery              112,830          -              112,830        -                    112,830
                                            ---------------- --------------  -------------   -------------       -------------
                TOTAL LIABILITIES                7,921,089        8,620,452     16,541,541       3,525,254          20,066,795
                                            ---------------- --------------  -------------   -------------       -------------

 Minority interests                                301,478          -              301,478       1,986,068    4      2,287,546
                                            ---------------- --------------  -------------   -------------       -------------

               STOCKHOLDERS' EQUITY
 Preferred stock, $1 par value; 2,000,000 shares
authorized; none issued                            -                -                -             -                   -
 Excess common stock, $1 par value;
   500,000 shares authorized; none issued          -                -                -             -                   -
 Common stock, $1 par value; 1,500,000 shares                                                                          -
    authorized; 1,315,635 shares issued and
    outstanding                                  1,315,635          -            1,315,635         -                 1,315,635
 Additional paid-in capital                     26,571,972          -           26,571,972         -                26,571,972
 Undistributed gains from sales of properties,
 net of losses                                  41,327,464          -           41,327,464         -                41,327,464
 Undistributed losses from operations         (48,455,569)          983,666   (47,471,903)       (983,666)        (48,455,569)
                                            ---------------- --------------  -------------   -------------       -------------
                                                20,759,502          983,666     21,743,168       (983,666)          20,759,502

 Less:  Treasury stock, at cost (226,500
        shares)                                (1,659,114)          -          (1,659,114)         -               (1,659,114)
          Notes receivable from exercise of
          stock options                          (258,750)          -            (258,750)         -                 (258,750)
                                            ---------------- --------------  -------------   -------------       -------------
            TOTAL STOCKHOLDERS' EQUITY          18,841,638          983,666     19,825,304       (983,666)          18,841,638
                                            ---------------- --------------  -------------   -------------       -------------
TAL LIABILITIES AND STOCKHOLDERS'  EQUITY       27,064,205        9,604,118     36,668,323       4,527,656          41,195,979
                                            ================ ==============  =============   =============       =============


                                                         2




                                                  HMG/COURTLAND PROPERTIES, INC.
                                   UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                               For the Six Months ended June 30, 2004

                                                              HMG       Seller                   Pro Forma          Pro Forma
                                                          Historical  Historical      Total     Adjustments         Combined
                                                          ----------  ----------      -----     -----------         --------
                         REVENUES
 Real estate rentals and related                          $   795,516    114,173    $ 909,689    $   7,484  3       $ 917,173
 Food and beverage                                                  -  3,124,591    3,124,591            -          3,124,591
 Marina and related                                           232,854    435,260      668,114       26,910  3         695,024
 Net (loss) gain from investments in marketable
 securities                                                 (135,228)          -    (135,228)            -          (135,228)
 Net gain from other investments                              104,371          -      104,371            -            104,371
 Interest, dividend and other income                          185,351          -      185,351          146  3         185,497
                                                        ------------- ------------ ---------- ------------       ------------
 Total Revenues                                             1,182,864  3,674,024    4,856,888       34,540          4,891,428

                         EXPENSES
 Operating expenses:
   Rental and other properties                                241,591     67,958      309,549       25,621  3         335,170
   Food and beverage cost of sales                                  -    890,489      890,489            -            890,489
   Food and beverage labor and related costs                        -    655,540      655,540            -            655,540
   Food and beverage other operating costs                          -    812,038      812,038            -            812,038
   Marina and related expenses                                208,892    167,720      376,612            -            376,612
   Depreciation and amortization                              266,790    123,594      390,384            -            390,384
   Adviser's base fee                                         450,000          -      450,000            -            450,000
   General and administrative                                 158,801          -      158,801            -            158,801
   Professional fees and expenses                              69,817          -       69,817            -             69,817
   Directors' fees and expenses                                30,211          -       30,211            -             30,211
                                                         ------------ ---------- ------------ ------------       ------------
 Total operating expenses                                   1,426,102  2,717,339    4,143,441       25,621          4,169,062

 Interest expense                                             228,840    195,630      424,470            -            424,470
 Minority partners' interests in operating gain of
 consolidated entities                                          1,072          -        1,072      380,528  4         381,600
                                                         ------------ ---------- ------------ ------------       ------------
                      Total expenses                        1,656,014  2,912,968    4,568,982      406,149          4,975,131
                                                         ------------ ---------- ------------ ------------       ------------
 (Loss) income before sales of properties and income
 taxes                                                      (473,150)    761,056      287,906    (371,609)           (83,703)

 Gain on sales of properties, net                           1,848,941          -    1,848,941            -          1,848,941
                                                         ------------ ---------- ------------ ------------       ------------
 Income before income taxes                                 1,375,791    761,056    2,136,847    (371,609)          1,765,238

 Provision for income taxes                                   196,000          -      196,000            -            196,000

                                                         ------------ ---------- ------------ ------------       ------------
 Net Income                                              $  1,179,791  $ 761,056   $1,940,847   $(371,609)        $1,569,2388
                                                         ============ ========== ============ ============       ============
 Net Income Per Common Share:
      Basic                                                $     1.08                                                $   1.44
                                                         ============                                            ============
      Diluted                                              $     1.07                                                $   1.42
                                                         ============                                            ============


 Weighted average common shares outstanding - Basic         1,089,135                                               1,089,135
                                                         ============                                            ============
 Weighted average common shares outstanding - Diluted       1,103,700                                               1,103,700
                                                         ============                                            ============


                                                  HMG/COURTLAND PROPERTIES, INC.
                                  UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                               For the Year ended December 31, 2003

                                                                                                                         Pro
                                                                 HMG          Seller                  Pro Forma         Forma
                                                             Historical    Historical      Total     Adjustments      Combined
                                                             ----------    ----------      -----     -----------      --------
                         REVENUES
 Real estate rentals and related                          $ 1,684,201      $  184,321  $ 1,868,522    $  7,484  3    $1,876,006
 Food and beverage                                                  -       5,026,054    5,026,054           -        5,026,054
 Marina and related                                           477,123         782,822    1,259,945      26,910  3     1,286,855
 Net gain from investments in marketable securities           766,712               -      766,712           -          766,712
 Net gain from other investments                               51,175               -       51,175           -           51,175
 Interest, dividend and other income                          306,754               -      306,754         147  3       306,901
                                                           ----------    ------------ ------------ -----------      -----------
 Total Revenues                                             3,285,965       5,993,197    9,279,162      34,541        9,313,703

                         EXPENSES
 Operating expenses:
   Rental and other properties                                540,098         133,373      673,471      25,621  3       699,092
   Food and beverage cost of sales                                  -       1,369,333    1,369,333           -        1,369,333
   Food and beverage labor and related costs                        -       1,166,362    1,166,362           -        1,166,362
   Food and beverage other operating costs                          -       1,709,261    1,709,261           -        1,709,261
   Marina and related expenses                                374,908         330,576      705,484           -          705,484
   Depreciation and amortization                              585,432         247,187      832,619           -          832,619
   Adviser's base fee                                         900,000               -      900,000           -          900,000
   General and administrative                                 271,422               -      271,422           -          271,422
   Professional fees and expenses                             177,619               -      177,619           -          177,619
   Directors' fees and expenses                                61,664               -       61,664           -           61,664
                                                           ----------    ------------ ------------ -----------      -----------
 Total operating expenses                                   2,911,143       4,956,092    7,867,235      25,621        7,892,856

 Interest expense                                             488,370         391,259      879,629           -          879,629
 Minority partners' interests in operating gain of
 consolidated entities                                         20,406               -       20,406     322,923  4       343,329
                                                           ----------    ------------ ------------ -----------      -----------
                      Total expenses                        3,419,919       5,347,351    8,767,270     348,544        9,115,814
                                                           ----------    ------------ ------------ -----------      -----------

 (Loss) income before sales of properties and income
 taxes                                                      (133,954)         645,846      511,892   (314,003)          197,889

 Gain on sales of properties, net                             637,743               -      637,743           -          637,743
                                                           ----------    ------------ ------------ -----------      -----------
 Income before income taxes                                   503,789         645,846    1,149,635   (314,003)          835,632


 Provision for income taxes                                   323,000               -      323,000           -          323,000

                                                           ----------    ------------ ------------ -----------      -----------
 Net Income                                                 $ 180,789     $   645,846  $   826,635   (314,003)          512,632
                                                           ==========    ============ ============ ===========      ===========

 Net Income Per Common Share:

      Basic                                                 $    0.17                                              $       0.47
                                                           ==========                                               ===========
      Diluted                                               $    0.17                                               $      0.47
                                                           ==========                                               ===========

 Weighted average common shares outstanding - Basic         1,089,135                                                 1,089,135
                                                           ==========                                               ===========
 Weighted average common shares outstanding - Diluted       1,094,993                                                 1,094,993
                                                           ==========                                               ===========


                                                                        4

                         HMG/COURTLAND PROPERTIES, INC.
                 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                              FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited pro forma condensed combined financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations; however, management believes that the disclosures are adequate to make the information presented not misleading.

NOTE 2 - ASSETS ACQUIRED

On August 20, 2004, Landing purchased certain real property from Bayshore Restaurant Management Corporation and affiliates ("Seller") for approximately $13.9 million. The Seller is a privately-held organization which operates various restaurants in Florida. The acquired assets included a two story building with approximately 40,000 rentable square feet. A portion of the upstairs space is intended to be utilized as a restaurant. The property also includes approximately 15,000 square feet of outdoor space comprising the raw bar restaurant ("Raw Bar") and approximately 3.7 acres of submerged land with approximately 132 dock slips comprising the marina portion of the acquired property. The acquired property is subject to a ground lease with the City of Miami, Florida expiring in 2035. This lease was assigned to Landing. Also included in the acquired assets were certain trademarks and other rights in connection with the Raw Bar and dock slips.

The following table sets forth the preliminary allocation of the purchase price to the assets acquired:


         Marina slips                                            $2,500,000
         Buildings                                                2,900,000
         Furniture and fixtures                                     765,000
         Goodwill                                                 7,729,000
         Food and beverage inventory                                 49,000
                                                  --------------------------
                 Total Capitalized Costs                        $13,943,000
                                                  --------------------------

                         HMG/COURTLAND PROPERTIES, INC.
                 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                        FINANCIAL STATEMENTS (Continued)

NOTE 3 - PRO FORMA ADJUSTMENTS

1. Reflects the allocation of the purchase price to specific assets acquired and adjustments from book value to market value of assets acquired based on expected net cash flow valuations at appropriate discount rates and other valuation methods. Values not allocable to specific property were allocated to goodwill. Also reflects cash paid at closing.
2. Reflects elimination of assets included in historical financials of Seller not purchased by Landing.
3. Reflects prorated rental income and rental expenses received or paid at closing.
4.       Reflects 50% minority interest of pro forma net income.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  November 1, 2004                           HMG/COURTLAND PROPERTIES, INC.



                                 By: ________________________________
                                          Lawrence I. Rothstein
                                          President and Chief Financial Officer